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                                                                 EXHIBIT (Z)(2)

                           AGREEMENT OF JOINT FILING

     Broad River Properties, L.L.C., Insignia Properties, L.P., Insignia Properties Trust, Insignia Financial Group, Inc. and Andrew L. Farkas hereby agree that the Statement on Schedule 13D to which this agreement is attached as an exhibit, and all further amendments thereto, shall be filed on behalf of each of them. This agreement is intended to satisfy the requirements of Rule 13d-1(f)(1)(iii) under the Securities Exchange Act of 1934, as amended.


  Dated: July 6, 1998


                                 BROAD RIVER PROPERTIES, L.L.C.


                                 By:  /s/ JEFFREY P. COHEN
                                     ------------------------------
                                     Jeffrey P. Cohen
                                     Manager


                                 INSIGNIA PROPERTIES, L.P.

                                 By: Insignia Properties Trust,
                                     its General Partner


                                 By:  /s/ JEFFREY P. COHEN
                                     ------------------------------
                                     Jeffrey P. Cohen
                                     Senior Vice President


                                 INSIGNIA PROPERTIES TRUST


                                 By:  /s/ JEFFREY P. COHEN
                                     ------------------------------
                                     Jeffrey P. Cohen
                                     Senior Vice President


                                 INSIGNIA FINANCIAL GROUP, INC.


                                 By:  /s/ FRANK M. GARRISON
                                     ------------------------------
                                     Frank M. Garrison
                                     Executive Managing Director


                                  /s/ ANDREW L. FARKAS
                                 ------------------------------
                                 ANDREW L. FARKAS